UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
___________________________
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): May 15, 2024
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Southern States Bancshares, Inc.

(Exact Name of Registrant as Specified in its Charter)
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Alabama	001-40727	26-2518085
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
615 Quintard Ave.
Anniston, AL		36201
(Address of Principal Executive Offices)		(Zip Code)
Registrant’s telephone number, including area code: (256) 241-1092
Securities registered pursuant to Section 12(b) of the Act:
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Title of each class	Trading Symbols(s)	Name of exchange on which registered
Common Stock, $5.00 par value	SSBK	The NASDAQ Stock Market LLC
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item. 5.07 Submission of Matters to a Vote of Security Holders.

The Annual Meeting ("Annual Meeting") of Southern States Bancshares, Inc. (the "Company") was held on May 15, 2024. At the close of business on March 20, 2024, the record date for the Annual Meeting, the Company had 8,881,125 shares of common stock outstanding and entitled to vote. Of that number, 7,077,513 shares were represented in person or by proxy at the Annual Meeting. The Company's shareholders voted on the following two proposals at the Annual Meeting, casting their votes as described below.

Proposal 1: Election of Directors.

The shareholders of the Company elected the individuals listed below to serve as directors of the Company until the Company's 2025 annual meeting of shareholders by the votes set forth in the table below:

Nominee	Votes For	Votes Withheld	Broker Non-Votes
Lewis C. Beavers	5,851,875	33,040	1,192,598
Mark A. Chambers	5,865,231	19,684	1,192,598
Daniel A. Cummings	5,864,290	20,625	1,192,598
Alfred J. Hayes, Jr.	5,786,578	98,337	1,192,598
Jonathan W. Hinton	5,791,385	93,530	1,192,598
Brent David Hitson	5,232,987	651,928	1,192,598
Brian S. Holmes	5,854,900	30,015	1,192,598
Christine Hunsaker	5,267,535	617,380	1,192,598
Cynthia S. McCarty	5,866,857	18,058	1,192,598
Jay Florey Pumroy	5,818,847	66,068	1,192,598
J. Henry Smith, IV	5,849,961	34,954	1,192,598

Proposal 2: Ratification of External Auditor.

The shareholders of the Company ratified the appointment of Mauldin & Jenkins, LLC as the Company's independent registered public accounting firm for the year ending December 31, 2024, by the votes set forth in the table below:

Votes For	Votes Against	Abstentions
7,052,076	12,906	12,531

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 17, 2024	SOUTHERN STATES BANCSHARES, INC.

	By:	/s/ Lynn Joyce
	Name:	Lynn Joyce
	Title:	Senior Executive Vice President and Chief Financial Officer